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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 22, 2002
                Date of Report (date of earliest event reported)

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                                 THE 3DO COMPANY
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                 (State of other jurisdiction of incorporation)

         000-21336                                       94-3177293
 (Commission File Number)                   (IRS Employer Identification Number)

                                200 CARDINAL WAY
                             REDWOOD CITY, CA 94063
          (Address of principal executive offices, including zip code)

                                 (650) 385-3000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         Effective on August 22, 2002 at 5:00 p.m. PST, The 3DO Company effectuated a one-for-eight reverse stock split of its outstanding shares of common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.     The following exhibit is filed with this report.

Exhibit Number          Description
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     3.1                Certificate of Amendment to the Restated Certificate of
                        Incorporation

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE 3DO COMPANY



Date:  August 22, 2002                 By:  /s/ William M. Hawkins III
                                            ------------------------------------
                                            William M. Hawkins III
                                            Chief Executive Officer and
                                            Chairman of the Board

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                                INDEX TO EXHIBITS

Exhibit Number          Description
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      3.1               Certificate of Amendment to the Restated Certificate of
                        Incorporation